Exhibit 10.5

JOINDER AGREEMENT

September 30, 2025

Reference is made to that certain Amended and Restated Intercreditor Agreement, dated as of December 20, 2013 (as amended by that amendment No. 1 dated as of August 1, 2023 and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Intercreditor Agreement”), by and among Duke Energy Business Services LLC (as successor to Duke Energy Business Services, Inc.), a Delaware limited liability company (“DEBS”), as Receivables Sub-Servicer, Duke Energy Corporate Services Inc., a Delaware corporation (together with DEBS, the “Account Owners” and each, an “Account Owner”), Duke Energy Corporation, a Delaware corporation (the “Parent”), the “Receivables Servicers” from time to time party thereto, the “Creditors” from time to time party thereto, and the “Receivables Purchasers” form time to time party thereto. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Intercreditor Agreement.

WHEREAS, Duke Energy Progress NC Storm Funding II LLC, a subsidiary of the Parent (“New Purchaser”), plans to issue secured storm recovery bonds and U.S. Bank Trust Company, National Association, will be the trustee (in such capacity, the “New Creditor”) for the secured parties under that certain Indenture dated on or around the date hereof (the “Indenture”) between the New Purchaser and the New Creditor, in which the collections thereon are to be serviced by Duke Progress and directed to the Master Account pursuant to the Indenture;

WHEREAS, the New Creditor wishes to obtain the benefits and assume the burdens of being a Creditor under the Intercreditor Agreement;

WHEREAS, the New Purchaser wishes to obtain the benefits and assume the burdens of being a Purchaser under the Intercreditor Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, Duke Progress, the Account Owners, the Parent, the New Purchaser and the New Creditor hereby agree as follows:

1.               Assumption and Agreement. The New Creditor hereby covenants and agrees (a) to perform each and every covenant, agreement and obligation of a Creditor under the Intercreditor Agreement, at the time, in the manner and in all other respects as provided therein, and (b) to be bound by each and every term and provision of the Intercreditor Agreement as though the Intercreditor Agreement had originally been made, executed and delivered by such Creditor. The New Purchaser hereby covenants and agrees (a) to perform each and every covenant, agreement and obligation of a Receivables Purchaser under the Intercreditor Agreement, at the time, in the manner and in all other respects as provided therein, and (b) to be bound by each and every term and provision of the Intercreditor Agreement as though the Intercreditor Agreement had originally been made, executed and delivered by such Receivables Purchaser. The undersigned New Purchaser and New Creditor each hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it will be deemed to be a party to the Intercreditor Agreement and shall be a “New Purchaser” or “New Creditor”, respectively, under the Intercreditor Agreement and shall have all of the rights and obligations of such respective party thereunder as if it had executed the Intercreditor Agreement.

2.               Defined Terms. Upon the effectiveness of this Joinder Agreement, the parties hereto agree that, as used in the Intercreditor Agreement as modified hereby, the term “Receivables Agreements” shall include the Indenture referenced above, the term “Creditor” shall include the New Creditor party hereto, the term “Interest Holders” shall include the Secured Parties (as defined in the Indenture), and the term “Receivables Purchaser” shall include the New Purchaser party hereto.

3.               Notices. Notices to the New Creditor and the New Purchaser pursuant to the Intercreditor Agreement as modified hereby shall be addressed, delivered or transmitted to each such party at its address or facsimile number set forth on Annex I hereto.

4.               Effectiveness. This Joinder Agreement shall become effective when it shall have been executed and delivered in accordance with Section 15 of the Intercreditor Agreement.

5.               Trustee. The New Creditor, as Trustee, in acting under the Intercreditor Agreement is entitled to all rights benefits, protections, immunities and indemnities accorded to it under the Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their duly authorized officers.

DUKE ENERGY PROGRESS NC STORM FUNDING II LLC, as a New Purchaser

By:	/s/ Erica Glenn
Name:	Erica Glenn
Title:	Assistant Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as a New Creditor

By:	/s/ José A Galarza
Name:	José A Galarza
Title:	Vice President

Signature Page to Joinder Agreement
(Duke Energy Progress – NC Securitization II)

Duke Progress, the Parent and the Account Owners hereby acknowledge the terms of the Intercreditor Agreement as modified hereby. Duke Progress, the Parent and the Account Owners hereby certify that, with respect to each Receivables Agreement subject to the Intercreditor Agreement, no default, event of default, event of termination or other event that allows for the acceleration of the repayment of indebtedness outstanding thereunder or the termination of any funding commitment thereunder shall result from the New Creditor party hereto becoming subject to the Intercreditor Agreement or from the New Purchaser’s incurrence of indebtedness under or guaranty of obligations under the Indenture to which such New Creditor is subject.

DUKE ENERGY PROGRESS, LLC, as Receivables Servicer of the Other Receivables sold to the New Purchaser

By:	/s/ Erica Glenn
Name:	Erica Glenn
Title:	Assistant Treasurer

DUKE ENERGY BUSINESS SERVICES LLC, as Account Owner and as a collection agent

By:	/s/ Erica Glenn
Name:	Erica Glenn
Title:	Assistant Treasurer

DUKE ENERGY CORPORATE SERVICES INC., as Account Owner

By:	/s/ Erica Glenn
Name:	Erica Glenn
Title:	Assistant Treasurer

DUKE ENERGY CORPORATION, as Parent

By:	/s/ Erica Glenn
Name:	Erica Glenn
Title:	Assistant Treasurer

Signature Page to Joinder Agreement
(Duke Energy Progress – NC Securitization II)

ANNEX I

TO

JOINDER AGREEMENT

NEW CREDITOR:

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, IL 60603
Attention: Duke Energy Progress NC Storm Funding II LLC

Day to day business contact

Name: Jose Galarza
Telephone: 312-332-7453
Email: jose.galarza@usbank.com

NEW PURCHASER:

Duke Energy Progress NC Storm Funding II LLC
411 Fayetteville Street

Raleigh, North Carolina 27601
Attention: Managers
Telephone: 800-488-3853